No.  0103551501
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$6,500,000.00                                               March 21, 2001

                           COLLATERAL INSTALLMENT NOTE

     FOR VALUE RECEIVED, WHITMAN EDUCATION GROUP, INC. D/B/A WHITMAN EDUCATION GROUP AND F/K/A WHITMAN MEDICAL CORPORATION, a corporation organized and existing under the laws of the State of Florida ("Customer") hereby promises to pay to the order of MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC., a corporation organized and existing under the laws of the State of Delaware ("MLBFS"), in lawful money of the United States, the principal sum of Six Million Five Hundred Thousand And 00/100 Dollars ($6,500,000.00), or if more or less, the aggregate amount advanced by MLBFS to Customer pursuant to the Loan Agreement (the "Loan Amount"); together with interest on the unpaid balance of the Loan Amount, from the Closing Date until payment, at the Interest Rate, as follows:

1. DEFINITIONS.

     (a) In addition to terms defined elsewhere in this Note, as used herein, the following terms shall have the following meanings:

     (i) "Closing Date" shall mean the date of advancement of funds hereunder.

     (ii) "Excess Interest" shall mean any amount of interest in excess of the maximum amount of interest permitted to be charged by law.

     (iii) "Interest Rate" shall mean a variable per annum rate equal to the sum of (i) 2.90% per annum, and (ii) the interest rate from time to time published in the "Money Rates" section of The Wall Street Journal for 30-day high-grade unsecured notes sold through dealers by major corporations (the "30-day Dealer Commercial Paper Rate"). The Interest Rate will change as of the date of publication in The Wall Street Journal of a 30-day Dealer Commercial Paper Rate that is different from that published on the preceding Business Day. In the event that The Wall Street Journal shall, for any reason, fail or cease to publish the 30-day Dealer Commercial Paper Rate, MLBFS will choose a reasonably comparable index or source to use as the basis for the Interest Rate.

     (iv) "Loan Agreement" shall mean that certain TERM LOAN AND SECURITY AGREEMENT No. 0103551501 between Customer and MLBFS, as the same may have been or may hereafter be amended or supplemented.

     (v) "Note" shall mean this COLLATERAL INSTALLMENT NOTE.

     (b) Capitalized terms used herein and not defined herein shall have the meaning set forth in the Loan Agreement. Without limiting the foregoing, the terms "Additional Agreements", "Bankruptcy Event" and "Event of Default" shall have the respective meanings set forth in the Loan Agreement.

     2. PAYMENT AND OTHER TERMS.  Customer shall pay the indebtedness under this
Note in 60 consecutive monthly installments commencing on the first day of the second calendar month following the Closing Date and continuing on the first day of each calendar month thereafter until this Note shall be paid in full. The first seven such installments shall be equal to accrued interest. The remaining 52 such installments shall each be in an amount equal to the sum of (i) accrued interest, and (ii) 1/60th of the Loan Amount (with the first such installment including interest accrued from the date of funding), and the 60th installment shall be a balloon in an amount equal to the sum of all accrued interest hereunder, the then unpaid principal balance hereof and all other sums then payable hereunder.

     Each payment received hereunder shall be applied first to any fees and expenses of MLBFS payable by Customer under the terms of the Loan Agreement (including, without limitation, late charges), next to accrued interest at the Interest Rate, with the balance applied on account of the unpaid principal hereof. Any part of the principal hereof or interest hereon or other sums payable hereunder or under the Loan Agreement not paid within ten (10) days of the applicable due date shall be subject to a late charge equal to the lesser of
(i) 5% of the overdue amount, or (ii) the maximum amount permitted by law. All interest shall be computed on the basis of actual days elapsed over a 360-day year. All sums payable hereunder shall be payable at 2356 Collections Center Drive, Chicago, Illinois 60693, or at such other place or places as the holder hereof may from time to time appoint in writing.

     Customer may prepay this Note at any time in whole or in part without premium or penalty. Any partial prepayment shall be applied to installments of the Loan Amount in inverse order of maturity.

     This Note is the Collateral Installment Note referred to in, and is entitled to all of the benefits of the Loan Agreement and any Additional Agreements. If Customer shall fail to pay when due any installment or other sum due hereunder, and any such failure shall continue for more than five (5) Business Days after written notice thereof shall have been given by the holder hereof to Customer, or if any other Event of Default shall have occurred and be continuing, then at the option of the holder hereof (or, upon the occurrence of any Bankruptcy Event, automatically, without any action on the part of the holder hereof), and in addition to all other rights and remedies available to such holder under the Loan Agreement, any Additional Agreements, and otherwise, the entire Loan Amount at such time remaining unpaid, together with accrued interest thereon and all other sums then owing by Customer under the Loan Agreement, may be declared to be and thereby become immediately due and payable.

     It is expressly understood, however, that nothing contained in the Loan Agreement, any other agreement, instrument or document executed by Customer, or otherwise, shall affect or impair the right, which is unconditional and absolute, of the holder hereof to enforce payment of all sums due under this Note at or after maturity, whether by acceleration or otherwise, or shall affect the obligation of Customer, which is also unconditional and absolute, to pay the sums payable under this Note in accordance with its terms. Except as otherwise expressly set forth herein or in the Loan Agreement, Customer hereby waives presentment, demand for payment, protest and notice of protest, notice of dishonor, notice of acceleration, notice of intent to accelerate and all other notices and formalities in connection with this Note.

     Wherever possible each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Note. Notwithstanding any provision to the contrary in this Note, the Loan Agreement or any of the Additional Agreements, no provision of this Note, the Loan Agreement or any of the Additional Agreements shall require the payment or permit the collection of any Excess Interest. If any Excess Interest is provided for, or is adjudicated as being provided for, in this Note, the Loan Agreement or any of the Additional Agreements, then: (a) Customer shall not be obligated to pay any Excess Interest; and (b) any Excess Interest that MLBFS may have received under this Note, the Loan Agreement or any of the Additional Agreements shall, at the option of MLBFS, be: (i) applied as a credit against the then unpaid principal balance of this Note, or accrued interest hereon not to exceed the maximum amount permitted by law, or both, (ii) refunded to the payor thereof, or (iii) any combination of the foregoing.

     This Note shall be construed in accordance with the laws of the State of Illinois and may be enforced by the holder hereof in any jurisdiction in which the Loan Agreement may be enforced.

     IN WITNESS WHEREOF, this Note has been executed by Customer as of the day and year first above written.

     WHITMAN EDUCATION GROUP, INC. D/B/A WHITMAN EDUCATION GROUP AND F/K/A WHITMAN MEDICAL CORPORATION

By: ___________________________________________________________________________
                  Signature (1)                      Signature (2)

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                  Printed Name                       Printed Name

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                  Title                              Title

STATE OF _______________            }
                                    } SS.
COUNTY OF___________________________}

     The foregoing instrument was acknowledged before me this day of _____________________ AD, 2001 by __________________________________________ of
WHITMAN EDUCATION GROUP, INC. D/B/A WHITMAN EDUCATION GROUP AND F/K/A WHITMAN MEDICAL CORPORATION, a Florida corporation, on behalf of the corporation. Said person is personally known to me or has produced ______________________ as identification.


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         NOTARY PUBLIC

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         PRINTED NAME OF NOTARY PUBLIC

My Commission Expires:

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         [S E A L]
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                             SECRETARY'S CERTIFICATE
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     The  undersigned  hereby  certifies  to Merrill  Lynch  Business  Financial
Services Inc. that the undersigned is the duly appointed and acting Secretary (or Assistant Secretary) of WHITMAN EDUCATION GROUP, INC. D/B/A WHITMAN
EDUCATION GROUP AND F/K/A WHITMAN MEDICAL CORPORATION, a corporation duly organized, validly existing and in good standing under the laws of the State of Florida; and that the following is a true, accurate and compared transcript of
resolutions   duly,   validly  and  lawfully  adopted  on  the  _______  day  of
____________________, 2001 by the Board of Directors of said Corporation acting in accordance with the laws of the state of incorporation and the charter and by-laws of said Corporation:

     "RESOLVED, that this Corporation is authorized and empowered, now and from time to time hereafter, to borrow and/or obtain credit from, and/or enter into other financial arrangements with, MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC. ("MLBFS"), and in connection therewith to grant to MLBFS liens and security interests on any or all property belonging to this Corporation; all such transactions to be on such terms and conditions as may be mutually agreed from time to time between this Corporation and MLBFS; and

     "FURTHER RESOLVED, that the President, any Vice President, Treasurer, Secretary or other officer of this Corporation, or any one or more of them, be and each of them hereby is authorized and empowered to: (a) execute and deliver to MLBFS on behalf of this Corporation any and all loan agreements, promissory notes, security agreements, pledge agreements, financing statements, mortgages, deeds of trust, leases and/or all other agreements, instruments and documents required by MLBFS in connection therewith, and any present or future extensions, amendments, supplements, modifications and restatements thereof; all in such form as any such officer shall approve, as conclusively evidenced by his or her signature thereon, and (b) do and perform all such acts and things deemed by any such officer to be necessary or advisable to carry out and perform the undertakings and agreements of this Corporation in connection therewith; and any and all prior acts of each of said officers in these premises are hereby ratified and confirmed in all respects; and

     "FURTHER RESOLVED, that MLBFS is authorized to rely upon the foregoing resolutions until it receives written notice of any change or revocation from an authorized officer of this Corporation, which change or revocation shall not in any event affect the obligations of this Corporation with respect to any transaction conditionally agreed or committed to by MLBFS or having its inception prior to the receipt of such notice by MLBFS."

     The undersigned further certifies that: (a) the foregoing resolutions have not been rescinded, modified or repealed in any manner, are not in conflict with any agreement of said Corporation and are in full force and effect as of the date of this Certificate, and (b) the following individuals are now the duly elected and acting officers of said Corporation and the signatures set forth below are the true signatures of said officers:

         President: ____________________________________________________________

         Vice President: _______________________________________________________

         Treasurer: ____________________________________________________________

         Secretary:_____________________________________________________________

         -----------------: ----------------------------------------------------
         Additional Title

     IN WITNESS WHEREOF, the undersigned has executed this Certificate and has affixed the seal of said Corporation hereto, pursuant to due authorization, all as of this ________ day of _________________, 2001.

 (Corporate Seal)             _________________________________________________
                              Secretary

                              Printed Name:____________________________________